UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 9, 2017

Commission File Number: 001-14236 (FelCor Lodging Trust Incorporated)

Commission File Number: 333-39595-01 (FelCor Lodging Limited Partnership)

FelCor Lodging Trust Incorporated

FelCor Lodging Limited Partnership

(Exact Name of Registrant as Specified in its Charter)

Maryland	(FelCor Lodging Trust Incorporated)	75-2541756
Delaware	(FelCor Lodging Limited Partnership)	75-2544994
(State or other jurisdiction of incorporation)		(I.R.S. Employer Identification Number)

125 E. John Carpenter Frwy, Suite 1600
Irving, TX	75062
(Address of principal	(Zip code)
executive offices)

(972) 444-4900

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01              Entry into a Material Definitive Agreement

Pursuant to the consent solicitation announced on August 1, 2017 (the “Consent Solicitation”), FelCor Lodging Limited Partnership (“FelCor LP”) solicited consents from holders of its 6.000% Senior Notes due 2025 (the “Notes”) to amend the indenture (the “Indenture”), dated as of May 21, 2015, by and among FelCor Lodging Trust Incorporated (“FelCor”), FelCor LP, the Subsidiary Guarantors (as defined in the Indenture) and U.S. Bank National Association, a national banking association (the “Trustee”), governing the Notes to, among other things, provide that FelCor LP’s obligation under the Indenture to make a “Change of Control Offer” (as defined in the Indenture) will not apply to the Mergers (as defined in that certain Agreement and Plan of Merger (the “Merger Agreement”), dated as of April 23, 2017, by and among FelCor, FelCor LP, RLJ Lodging Trust, RLJ Lodging Trust, L.P., Rangers Sub I, LLC and Rangers Sub II, LP) or the other transactions contemplated by the Merger Agreement and to add certain definitions relating to the Mergers (the “Proposed Amendment”).

Based on the receipt of the requisite number of consents in the Consent Solicitation, on August 9, 2017, FelCor, FelCor LP, the guarantors party thereto and the Trustee executed a supplemental indenture to the Indenture (the “First Supplemental Indenture”) with respect to the Proposed Amendment.  The First Supplemental Indenture became effective immediately upon execution, but the First Supplemental Indenture and the Proposed Amendment will not become operative until immediately preceding the effective time of the Partnership Merger (as defined in the Merger Agreement), and the consent fee of $2.50 per $1,000 principal amount of the Notes will only be paid upon consummation of the Mergers, which is expected to occur on or about August 31, 2017.

The foregoing description of the First Supplemental Indenture and the Proposed Amendment therein does not purport to be complete and is qualified in its entirety by the terms and conditions of the First Supplemental Indenture, which is filed herewith as Exhibit 4.1 and is incorporated herein by reference.

Item 7.01              Regulation FD Disclosure.

On August 9, 2017, FelCor issued a press release announcing that it had entered into the First Supplemental Indenture described above.  The press release is attached as Exhibit 99.1 and is incorporated herein by reference.

Item 8.01              Other Events.

See Item 7.01.

Item 9.01.             Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Exhibit
4.1

First Supplemental Indenture, dated as of August 9, 2017, by and among FelCor Lodging Limited Partnership, FelCor Lodging Trust Incorporated, the guarantors party thereto and U.S. Bank National Association, a national banking association.

99.1	Press release, dated August 9, 2017.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FELCOR LODGING TRUST INCORPORATED

August 9, 2017	By:	/s/ Bianca S. Green
		Name:	Bianca S. Green
		Title:	Vice President, Associate General Counsel and Assistant Secretary

FELCOR LODGING LIMITED PARTNERSHIP

By: FelCor Lodging Trust Incorporated, its general partner

August 9, 2017	By:	/s/ Bianca S. Green
		Name:	Bianca S. Green
		Title:	Vice President, Associate General Counsel and Assistant Secretary

EXHIBIT INDEX

Exhibit Number	Exhibit
4.1

First Supplemental Indenture, dated as of August 9, 2017, by and among FelCor Lodging Limited Partnership, FelCor Lodging Trust Incorporated, the guarantors party thereto and U.S. Bank National Association, a national banking association.

99.1	Press release, dated August 9, 2017.